Exhibit 10.3

Exhibit 10.3 15/7068 Books of Council and Session Extract Registered 24 Feb 2015 AGREEMENT CONSTITUTING ALTERATION AND EXTENSION OF LEASE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN G T BIOLOGICS LIMITED

15/7068 Books of Council and Session Extract Registered 24 Feb 2015 AGREEMENT CONSTITUTING ALTERATION AND EXTEN,..S• ION OF LEASE '.· UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN G T BIOLOGICS LIMITED PINSENT MASONS LLP DX GW135 GLASGOW

l\tgt1'ttrl of Si>cotlanb 1517068 . AT EDINBURGH the Twenty Fourth day of February Two thousand and· fifteen the Deed hereinafter' reproduced was presented for registration in the Books of the Lords of Council and Session for preservation and execution and is registered in the said Books as follows:-DOCS-3-892 THIS MINUTE OF ALTERATION AND EXTENSION OF LEASE HAS BEEN PREPARED BY PINSENT MASONS LLP FOR THE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN. PINSENT MASONS LLP ACT FOR,THE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN AND NOT FOR YOU. THE SIGNtNG OF THIS MINUTE OF ALTERATION AND EXTENSION OF LEASE MAY HAVE LEGAL CONSEQOENCES FOR YOU AND ACCORDINGLY YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE PRIOR TO SIGNING THIS MINUTE OF ALTERATION AND EXTENSION OF LEASE THIS AGREEMENT constituting an ALTERATION AND EXTENSION OF LEASE is entered into between THE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN constituted under the Universities (Scotland) Act 1889, and having a place of business at Regent Walk, Aberdeen, the University of Aberdeen is a charity registered in Scotland SC013683 (the "Landlord"); and GT BIOLOGICS LIMITED incorporated under the Companies Acts in Scotland with company number SC336222 and havi11g its registered office at Ufe Science Innovation .Building, Cornhill Road, Aberdeen, AB25 2ZS (the "Tenant"). WHEREAS:-·The Landlord is the landlord under the Lease; The Tenant is the tenant under the Lease; and The Parties have agreed to vary the Lease with effect from the Date of Variation . IT IS AGREED by the Parties as follows:-DEFINITIONS AND INTERPRETATION 1.1In this Agreement unless the context requires otherwise:-"Date of Variation"means 23 January 2015 "Landlord"means the party designed as the Landlord in this Agreement or its successors to the Landlord's interest in the Lease ''lease"means the lease between the Landlord and the Tenant dated 20 and 22 August 2013 and registered in the Books of Council and Session on 6 February 2015 "Parties"means the Landlord and the Tenant "Plan"means the plan annexed and signed as relative hereto "Premises"means ALL and WHOLE the offices and laboratories forming part of the Life Sciences Innovation Building, · Foresterhill, ·Aberdeen as more particularly described in the Lease "New Premises" means ALL and WHOLE the offices and laboratories forming part of the Life Sciences Innovation Building, Foresterhill, Aberdeen being the offices and laboratories shown coloured purple on the Plan. 'Tenant" I means the party designed as the Tenant in this Agreement or its permitted assignees 57780806.1\Cboolh63I

DOCS-3-892 Interpretation Except to the extent that the context or the express provision of this Agreement requires otherwise, in this Agreement:-1..2.1 a reference to one gender includes all other genders; °1.2.2 words in the singular include the plural and vice versa; if at any time there are two or more persons included in the expression the Tenant obligations contained in this Agreement which are expressed to be made by the Tenant are binding jointly and severally on them and their . respective executors and representatives without the necessity of discussing them in their order; if the Tenant is a firm or partnership the obligations of the Tenant will be binding jointly and severally on all persons who are or become partners of the firm at any time and their respective executors and representatives as well as on the firm and its whole stock, funds; assets and estate without the necessity of discussing them in their order and such obligations subsist and remain in full force and effect notwithstanding the dissolution of the firm or partnership or any change or changes which may take place in the firm or partnership whether by the assumption of a new partner or partners or by the retiral, bankruptcy or death of any individual partner or by a change in the firm name; any reference to a person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality) and words importing individuals include corporations and vice versa; references to this Agreement. or to any other document are construed as references to this Agreement or to that other document as modified, amended , varied, supplemented, assigned, novated or replaced from time to time; and references to the parties are to be construed as references to the parties to this Agreement. Headings The table of contents and the headings in this Agreement are included for convenience only and are to be ignored in construing this Agreement. VARIATION The Parties agree that the Lease will be varied with effect from the Date of Variation in accordance with the provisions of this Agreement. EXTENSION OF TERM OF LEASE The duration of the Lease shall be extended from 1 August 2015 until 30 November 2017. RENT The rent payable under the Lease will be increased with effect from the Date of Variation to EIGHTY THREE THOUSAND AND EIGHTY SEVEN POUNDS (£83,087.00) (exclusive of all Value Added Tax) by equal quarterty payments in advance on the Scottish Quarter Days of Candlemas (Twenty eighth February), Whitsunday (Twenty eighth May), Lammas (Twenty eighth August) and Martinmas Twenty eighth November) clear of all deductions whatsoever . The Tenant undertakes to pay interest on any late payment of rent as provided in the Lease. 58050,545 .1\Cbooth632

DOCS-3-892 SERVICE CHARGE The service charge payable under the Lease will be increased with effect from the Date of Variation to ONE HUNDRED AND TWENTY SIX THOUSAND NINE HUNDRED AND THIRTEEN POUNDS (£126,913.00) (exclusive of all Value Added Tax) by equal quarterly payments in advance on the Scottish Quarter pays of Candlemas (Twenty eighth February), Whitsunday (Twenty eighth May), Lammas (Twenty eighth August) and Martinmas Twenty eighth November) clear of all deductions whatsoever EXTENT OF PREMISES With effect from the Date of Variation, the Lease is varied to the extent that the definition of "Premises" in Clause 1.1 thereof shall be extended to include the New Premises; LEASE RATIFIED . The whole provisions of the Lease remain in full force and effect, except as expressly altered or varied in this Agreement, and the Landlord and Tenant confirm the whole clauses, .tenor and content of the Lease. COSTS The Tenant must pay on demand the Landlord's whole proper and reasonable legal expenses and outlays in connection with this Agreement including the cost of registering this Agreement in the Books of Council and Session and obtaining three extracts (two of which will be for the Landlord's use). CONSENT TO REGISTRATION The parties consent to the registration of this Agreement for preservation and execution : IN WITNESS WHEREOF these presents on this and the two preceding pages are executed as follows:-· They are signed for and on behalf of the Landlord at .Vi. \.... on .2.3. ::························ 2015 - ························· - ··· by ...\................. ... . ...\1\..f.. before, as witness .../....'f!. .<{ict!...........: ...······............. ..D.£1. <:1 ..J).1.fY... <;.;-:'.12 ...M !':f./\d.R. :P. .f?c.CS .(.$!l!t:.. f.\.! !-PP.M .C,..r:J.:(j.1. ••• .•..•• • • •• Clo UN\\JEP-S.rN oc:: beO f;fV, eEU8'.r1\tJ AL-r<. , A RCGGN ..... · For and on behalf of the Landlord ...........MO£..................... OJ witness .··, -, -".. ·' .. ,.:, -· ... ·:----.-:-:· \ ... .· ;' . "··.· 58050545.1\Cbooth633

Registers of Scotland

DOCS-3-892

They are signed for and on behalf of the Tenant

at ABERDEEN, UK
on 19th JANUARY 2015
by DOUGLAS THOMSON
DIRECTOR

before, as witness
KATRINA LAWRIE
c/o GT Biologics Ltd
LIFE SCIENCE INNOVATION BUILDING,
CORNHILL ROAD, ABERDEEN

For and on behalf of the Tenant

Witness

58050545.1\Cbooth63
4
4

Registers of Scotland


GT BIOLOGICS
GT BIOLOGICS (NEW)
ESTATES
SHARED FACILITIES
SIGHT SCIENCE
W01
W02
W03
W04
W05
W06
W07
W08
W09
W10
W11
W12
W13
W14
W15
W16
W17
W18
W19
W20
W21
W22
W23
W24
BUILDING
LSI BUILDING
DRAWING TITLE
LEASE PLAN
JOB NO.
DATE
JAN 2015
DRAWING NO.
LSI/LEASE 01
DRAWN
CHECKED
SCALE
1:200@A4
REV
E1
UNIVERSITY OF ABERDEEN
19th / JAN / 2015

And the said Lords grant Warrant for lawful execution hereon.

EXTRACTED by me having commission to that effect from the Keeper of the Registers of Scotland.

LEASE

between

UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN

and

GT BIOLOGICS LIMITED

Premises: Offices and Laboratories forming part of the Life Sciences Innovation Building, Foresterhill, Aberdeen

Pinsent Masons

Pinsent Masons LLP
13 Queen's Road
Aberdeen
AB15 4YL

Tel: +44 (0)1224 377900
Fax: +44 (0)1224 377901
Web Site: http://www.pinsentmasons.com

c:\documents and settings\aanderson\my documents\styles\short lease.doc
13 January 2012 17:19
FAS: 7435

TABLE OF CONTENTS

1. DEFINITIONS AND INTERPRETATION 3
2. DURATION 6
3. TENANTS MONETARY OBLIGATIONS 6
4. RENT REVIEW 7
5. VAT 7
6. LABORATORY EQUIPMENT 8
7. COMMON RIGHTS 8
8. USE AND OCCUPATION 8
9. FIT OUT, ALTERATIONS, DECORATION AND SIGNAGE 9
10. ASSIGNATION, SUB-LETTING AND PARTING WITH POSSESSION 9
11. REPAIR 9
12. LANDLORD'S COSTS 10
13. TENANT'S OTHER OBLIGATIONS 10
14. LANDLORD'S OBLIGATIONS 10
15. RESERVED RIGHTS 11
16. TERMINATION AND REMOVAL 12
17. IRRITANCY 12
18. INDEMNITY 13
19. NOTICES 13
20. LANDLORD'S AND HEAD LANDLORD'S REMEDIES 13
21. EXHIBITION OF ENERGY PERFORMANCE CERTIFICATE 13
22. STAMP DUTY LAND TAX CERTIFICATE 13
23. TIME OF THE ESSENCE 14
24. CONSENT TO REGISTRATION 14

c:\nrportbl\gimanage\rogden\13653232_2.doc

THIS LEASE HAS BEEN PREPARED BY PINSENT MASONS LLP FOR THE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN. PINSENT MASONS LLP ACT FOR THE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN AND NOT FOR YOU. BY SIGNING THIS LEASE THIS MAY HAVE LEGAL CONSQUENCES FOR YOU ACCORDINGLY YOU SHOULD TAKE INDEPENDENT LEGAL ADVICE PRIOR TO SIGNING THE LEASE. LEASE between THE UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN constituted under the Universities (Scotland) Act 1889, and having a place of business at Regent Walk Aberdeen, the University of Aberdeen is a charily registered in Scotland SC013683 (in this Lease, along with the successors to its interest as landlord under this Lease, called the "Landlord") and GT BIOLOGICS LIMITED a company incorporated under the Companies Acts (Company Number SC336222) and having their registered office at Room W05 Life Science Innovation Building, Cornhill Road, Aberdeen, AB25 2ZS in this Lease, along with (in substitution) any permitted assignees of its interest in this Lease, called the "Tenant'') The Landlord and the Tenant agree that the Landlord, by this Lease, lets the Premises to the Tenant. on the terms set out in this Lease, namely:-DEFINITIONS AND INTERPRETATION In this Lease:-The following words and expressions shall have the following meanings where the context so permits:-"Common Parts" means all parts of the Building available for use in common with the other occupiers of the Building including the structure of the Building, the Service Media, all toilets, parking and landscaped areas, pedestrian and vehicular entrances, routes and accesses (including emergency escapes) but excluding (1) all parts of Building exclusively let to another party or capable of being let and (2) such other parts as may from time to time be excluded from the Common Parts by the Landlord acting properly and reasonably provided (i) the Tenant's use and enjoyment of Premises is not adversely affected by such exclusion(s) and (ii) the quantum of the Service Charge borne by the Tenant in terms of this Lease shall not be increased in circumstances where but for the exercise of such right by the Landlord, it would not have been increased. The Common Parts with effect from the Date of Entry shall extend to the rooms or areas within the Building shown coloured green on Plan A, the percentage area of such rooms or areas allocated to the Tenant in terms of this Lease being detailed in Part 2 of the Schedule; "Building" means the building known as the Life Sciences Innovation Building, Foresterhill, Aberdeen together with the Service Media exclusively serving it and comprised within it and including the external areas and car parking area comprising 22 spaces and 2 disabled spaces all of which are shown outlined in red on plan marked "Plan B" annexed and executed as relative hereto and which subjects are more particularly described in the Head Lease; "Duration" means the period from the Entry Date to the Expiry Date (inclusive), but shall also include any continuation of the period of this Lease, whether by agreement or by operation of law; c:\nrportbl\gimanage\rogden\ 13653232_2.doc Page 3

"Energy Performance Certificate" means an energy performance certificate in terms of the Energy Performance Certification Legislation; "Energy Performance Certification Legislation" means any legislation relative to energy performance certification and/or inspection and/or advice to users of air conditioning systems, in any of these cases relative to buildings in Scotland, including (without limitation) the Energy Performance of Buildings (Scotland) Regulations 2008 and the Building (Scotland) Act 2003 and regulations and orders made thereunder; "Entry Date" means 1 August 2013; "Expiry Date" means the date of expiry or termination of this Lease; "Head Landlord" means the party from time to time being the heritable proprietor of the Building and thus entitled to the interest of the landlord under the Head Lease; "Head Lease" means the lease of the Building between the Scottish Ministers and the Landlord dated 5 and 22 October 2007 and registered in the Land Register of Scotland under Title Number ABN95000; "Head Lease Rent" means the annual rent payable from time to time in terms of the Head Lease; "Laboratory Equipment" means the laboratory equipment detailed in Part 3 of the Schedule; "Landlord's Works" means the works being carried out by the Landlord, their agents and contractors in upgrading the systems within the Premises to be updated to bring them to the same standard as the systems throughout the rest of the Landlord's campus; "Lease" means this Lease, as it may be amended from time to time; "Lettable Part" means all parts of the Building including the Premises let or capable of letting; "Management Rules and Regulations" means such rules and regulations relative to the Building as the Landlord may acting properly and reasonably set down from time to time, in the interests of good estate management; · "Parties" means the Landlord and the Tenant; "Party" shall mean either of them; "Permitted Use" means use for the research and development of products and processes relating to the Life Sciences and for no other purpose without the prior written consent of the Landlord; "Premises" means those premises described in Part 1 of the Schedule; "Quarter Day" means the Scottish Quarter Days of Candlemas (Twenty Eighth August), Whitsunday (Twenty Eighth May), Lammas (Twenty Eighth August) and Martinmas (Twenty Eight November); "Rent" means FORTY SIX THOUSAND TWO HUNDRED AND TWENTY TWO POUNDS (£46,222) STERLING per annum exclusive of VAT, subject to review in terms of Clause 4; "Review Date" means the date from which the Duration of the Lease is extended in terms of Clause 2.2; c:\nrportb imanage\rogden\ 13653232_2.docPage 4

"RPI" means the general index of retail prices (all items) published by the Central Statistical Office of the Chancellor of the Exchequer and if that index is not published for any reason, any substituted index or index figures published by that Office for the month in question; "Schedule" means the schedule in 3 parts, annexed and executed as relative hereto; "Service Charge" means a fair and equitable proportion attributable to the Premises using the percentage allocation set out in Part 2 of the Schedule of the costs incurred by the Landlord annually in repairing, maintaining and where necessary lighting and cleaning of the Common Parts and all other parts of the Building including the Service Media, the costs of insuring the Building and effecting the other insurances and obligations the Landlord is obliged to comply with as provided for at Clause 14 hereof and all other payments incurred by the Landlord in the servicing and management of the Building as are consistent with an academic building and in particular gas, electricity and other utility costs, security services, fire protection, business rates and all other services used, consumed or provided in or upon the Premises and the Building (excepting damage caused by the insured risks as detailed at Clause 14 hereof) which sum shall be subject to annual review in line with the actual costs attributable to the Building as a whole; Declaring that the Service Charge payable by the Tenant in terms of Clause 3.1 of this Lease for the first Year of this Lease shall be FIFTY NINE THOUSAND AND NINETY EIGHT POUNDS (£59,098) STERLING exclusive of VAT; "Service Media" means all media for the supply or removal of heat, electricity, gas, water, sewage, air conditioning, energy, telecommunications and data to the Building and all other services and utilities and all structures, machinery and equipment ancillary to those media but excluding any media or services situated wholly within or exclusively serving any Lettable Part; "Tenant's Obligations" means all obligations of the Tenant under this Lease; "VAT" means Value Added Tax; "Working Day" means any day, excluding Saturdays, Sundays and Glasgow public holidays, during which the Scottish clearing banks in Glasgow are open for business; and "Year" means any consecutive period of 12 months commencing from the Entry Date. The masculine gender shall include the feminine and neuter genders, the singular number shall include the plural and vice versa and references to persons shall include bodies corporate, unincorporated associations and partnerships. If the Tenant comprises two or more persons, then the Tenant's Obligations shall be binding jointly and severally on such persons. References to Clauses are to Clauses of this Lease. Headings to the Clauses are inserted for convenience only and shall not affect the interpretation of this Lease. Any obligation upon either of the Parties not to do or omit to do anything shall include an obligation not to allow that thing to be done or omitted to be done by any person under their respective control. Any right reserved to the Landlord, may be exercised also by any superior landlord or other person authorised by the Landlord. Any entry on the Premises by the Landlord or by any person authorised under this Lease by the Landlord to enter, shall be at reasonable times convenient to the Tenant and upon notification of not less than 2 Working Days (or no notice in cases of emergency) and c:\nrportbl\gimanage\rogden\13653232_2 .docPage 5 subject to the proviso that the Landlord shall make good all physical damage caused to the Premises and the Laboratory Equipment in the exercise of such right.

1.9 Any right of entry onto the Premises reserved to the Landlord under this Lease includes the right to bring contractors and appropriate equipment and machinery onto the Premises provided in exercise any right of entry as aforesaid, the provisions of Clause 1.8 shall be complied with.

1.10 Any phrase prefaced by the words "including", "include", "in particular" or any similar expression or wording, shall not be construed as limiting the generality of any preceding phrase or word.

1.11 Any plan attached to this Lease is demonstrative.

1.12 Where consent or approval is not to be unreasonably withheld, a decision on whether or not to grant it must not be unreasonably delayed.

1.13 This Lease is to be construed in accordance with the Laws of Scotland.

2. **DURATION**

2.1 The period of this Lease shall be from the Entry Date until 31 July 2015 subject always to (a) the Tenant's option to extend the Duration in accordance with the terms of Clause 2.2 and (b) the provisions of Clause 2.3.

2.2 The Tenant shall be entitled to extend the Duration of the Lease for a further period of one year by giving not less than six calendar months' written notice to the Landlord to that effect no later than 31 January 2015 in which event the Rent shall be reviewed in accordance with the terms of Clause 4 with effect from the Review Date.

2.3 If there is damage to, or destruction of the Premises or any part of the Building upon which the Premises depend for access or other necessary purposes to the degree that the Premises cannot be used for the Permitted Use, then this Lease shall automatically terminate.

3. **TENANTS MONETARY OBLIGATIONS**

3.1 The Tenant binds itself and its successors and assignees as aftermentioned to pay to the Landlord throughout the Duration of this Lease the Rent and Service Charge by equal quarterly payments in advance on the Quarter Days. The first payment of Service Charge being due on the Entry Date for the period from the Entry Date to the next Quarter Day following the Entry Date and the first payment of Rent being due on the Entry Date for the period from the Entry Date to the next Quarter Day following the Entry Date.

3.2 The Tenant shall be responsible for the provisions of a telephone and broadband service in the Premises during the Duration and for meeting any expenses incurred in relation to this service. If the Landlord so requires, any existing telephone number for the telephone in the Premises then this shall at expiry of the Lease remain with the Premises and accordingly the Tenant shall have no proprietary rights in the telephone number;

3.3 The Tenant shall reimburse the Landlord within 14 days of written demand any shortfall in the insurance monies which would otherwise have been recovered by the Landlord where and to the extent that such shortfall arises as a consequence of any act, omission or default of the Tenant of those for whom the Tenant is legally responsible.

3.4 The Tenant shall pay interest on any sums of money payable to the Landlord by the Tenant in terms of the Lease but not paid on the due date. Such interest shall be at the rate of 4% per annum above the base lending rate of The Royal Bank of Scotland plc, as varied from time to time and run from the date when the relevant sum of money became due until such sum was paid.

c:\nrportbl\gimanage\rogden\13653232_2.doc Page 6

The rent and Service Charge payable in terms of Clause 3.1 hereof shall be made without the need for any demand from the Landlord, without deduction and by some automated method of direct bank transfer approved by the Landlord. RENT REVIEW The Rent shall be reviewed on the Review Dale and shall be increased from the sum payable immediately before the Review Date in the same proportion as other prices have increased over the relevant period in accordance with RPI plus 1% compounded annually from the Entry Date:-The revised rent equals:-A x .(fil x 1.0201 (C) Where: A = the rent payable immediately prior to the Review Date; B = RPI for the month preceding the month in which the Review Date falls; and C = RPI for the month preceding the month in which the Date of Entry fell; Declaring that time is not of the essence in respect to any of the provisions of this Clause and for the avoidance of doubt in the event of there being a decrease in RPI, the Rent shall remain unchanged. If the Rent shall not have been agreed by the Review Date in question, then pending such agreement the Tenant shall continue to pay rent at the rate payable immediately prior to the Review Date and within 14 days after such agreement, the Tenant shall pay to the Landlord an amount ("the Balancing Payment") representing the difference between the amount of rent actually paid in the period from and including the Review Date and the amount of rent which should have been paid in that period had the revised Rent been agreed or determined by the Review Date, together with interest thereon at the base rate for the time being and from time to time of the Royal Bank of Scotland calculated on a daily basis from the due date for payment until paid in full. Interest at the rate of 4% per annum above the said base rate shall be payable on the Balancing Payment from the date 14 days after such agreement or determination until the date of actual receipt of payment in full by the Landlord. If so required by the Landlords the Tenants shall enter into a Memorandum documenting the revised Rent following agreement or determination thereof. The Landlord and the Tenant shall each be responsible for their own legal expenses incurred relative to the negotiation, preparation, adjustment and completion of the said Memorandum with the Tenant liable for the cost of registering the Memorandum in the Books of Council and Session and obtaining three extracts of each (one for the Tenant and two for the Landlord). 4.2If at the Review Date the Landlord shall be obliged to comply with any statute dealing with the control of rent and which shall restrict or modify the Landlord's right to increase the rent, then the procedure for review of rent hereinbefore contained shall nevertheless be followed and the rent as so reviewed (or the permitted proportion thereof) shall immediately become payable with effect from the date of the relaxation or removal of such enactment. VAT All sums referred to in this Lease are expressed exclusive of any VAT chargeable . c:\nrportbl\gimanage\rogden\ 13653232_2.docPage 7

The Tenant shall pay to the Landlord any VAT and/or any other tax or charge of a similar nature as shall be properly chargeable in respect of all monies (including rent) undertaken to be paid by the Tenant under this Lease. LABORATORY EQUIPMENT The Tenant shall have a right to use the Laboratory Equipment on an exclusive right or on a non-exclusive first come, first served basis as detailed in the table at Part 3 of the Schedule provided always that (a) no guarantee nor warranty is given by the Landlord regarding any fitness for purpose of such Laboratory Equipment contained under the heading Non-Exclusive Equipment Lisi 2 and {b) the Landlord shall not be responsible unless the Landlord chooses to do so, which shall be at the Landlord's discretion, for the maintaining, repairing, replacing or renewing any such Laboratory Equipment contained under the heading Non-Exclusive Equipment List 2, nor for the cost of providing any consumables required for the operation and/or use of any of the Laboratory Equipment listed in the table at Part 3 of the Schedule. 6.2The Landlord shall be obliged to maintain, repair, replace or renew such Laboratory Equipment contained under the heading, Non-Exclusive Equipment List 1, as and when is necessary for the proper and reasonable working order of the said equipment. COMMON RIGHTS The following non-exclusive rights are granted to the Tenant (in common with other occupiers of the Building, the Landlord and any other persons authorised by the Landlord), but subject to the rights reserved as referred to in Clause 16:-Pedestrian access to and egress from the Premises by the designated entrances and exits and routes within the Building but provided the said areas shall be kept unobstructed at all times; To use eight car parking spaces for the parking of private motor vehicles within the car park but the Tenant must:-not park vehicles on any service road; and comply with any reasonable Landlord regulations for controlling traffic movements all as previously notified by the Landlord to the Tenant. Free passage of utility services through the Service Media forming part of the Common Parts to and from the Premises, but the Tenant must not block any of such Service Media. To use all fire escape routes within the Building, both in an emergency and for fire drills. To use the Common Parts. USE AND OCCUPATION The Tenant shall:-Use and occupy the Premises for the Permitted Use and for no other purpose; Not:-cause a nuisance, damage or disturbance to the Landlord or other occupiers of the Building or neighbouring proprietors; or overload the Building or cause harm to the drains; or bring on to the Premises or the Building any hazardous, explosive, dangerous or combustible goods or materials without the prior written consent of the Landlord. c:\nrportbl\gimanage\rogden\13653232_2.docPage 8

8.2 The Landlord gives no representation or warranty that the Permitted Use is, or will be or remain, a permitted use in terms of planning legislation.

9. **FIT OUT, ALTERATIONS, DECORATION AND SIGNAGE**

9.1 To the extent not already fitted out as required by the Tenant, then the Tenant shall fit out the Premises in terms of drawings and specifications approved by the Landlord, such approval not to be unreasonably withheld.

9.2 The Tenant shall not:-

9.2.1 cut, divide, alter or damage the Premises or Building;

9.2.2 make any additions to the Premises or Building;

9.2.3 change the internal or external decoration of the Premises or Building; or

9.2.4 erect any external signage or signage visible from the exterior through the windows of the Premises or Building;

in any of these cases without the prior written consent of the Landlord.

9.3 Landlord's consent shall not be unreasonably withheld or delayed to internal non-structural alterations to, or internal decorative treatment of, the Premises.

10. **ASSIGNATION, SUB-LETTING AND PARTING WITH POSSESSION**

10.1 The Tenant shall not be entitled to assign, sub-let, part with or share possession of; or otherwise in any way or for any purpose deal with its interest in the Premises or any part of the Premises except with the prior written consent of the Landlord.

11. **REPAIR**

11.1 The Tenant accepts the Premises and the Common Parts as in all respects in good and substantial condition and repair and fit for the purposes for which they are let or intended to be used.

11.2 All implied warranties as to fitness for purpose are excluded.

11.3 The Tenant shall:-

11.3.1 keep and maintain the Premises (including Landlord's fixtures and fitting and the Laboratory Equipment as detailed in the table at Part 3 of the Schedule under the heading Exclusive Laboratory Equipment List 1) in such good and substantial condition and repair and throughout the Duration well and substantially to repair, maintain, cleanse, replace, renew and rebuild the same irrespective of the cause of the damage or deterioration necessitating such repair, maintenance, cleansing, replacing, renewing or rebuilding, save as provided for in Clause 11.4; and

11.3.2 keep the Premises and Building clean and tidy and clear of rubbish and in particular (a) to ensure that all refuse is disposed of promptly in accordance with the local or public authority; and (b) to place in separate and secure containers and arrange safe and proper removal and disposal of all clinical waste all in accordance with best practice;

all to the Landlord's reasonable satisfaction.

11.4 The Tenant shall not be required to make good any damage to the Premises to any extent to which the Landlord has received insurance monies which apply to, and cover the cost of, making good such damage.

c:\nrportbl\gimanage\rogden\13653232_2.doc Page 9

11.5 If at the end of this Lease (whenever and however that happens) the Premises are not in the condition referred to in this Clause 11 and for which the Tenant are properly liable for in terms of this Lease, then the Landlord may do all works required to put the Premises into the required condition. The costs incurred by the Landlord in carrying out such works are payable by the Tenant within 14 days of written demand.

12. **LANDLORD'S COSTS**

The Tenant shall pay to the Landlord within 14 days of demand:-

12.1 The dues of registering this Lease in the Books of Council and Session and obtaining 3 extracts of it (one of which shall be supplied to the Tenant); and

12.2 All legal and other costs properly and reasonably incurred by the Landlord in:-

12.2.1 dealing with any application by the Tenant for consent or approval; and

12.2.2 serving any notice on the Tenant in respect of, or otherwise taking action required to remedy, any breach of the Tenant's Obligations.

13. **TENANT'S OTHER OBLIGATIONS**

The Tenant shall:-

13.1 Comply at all times with:-

13.1.1 the terms of the Landlord's policies of insurance for the Building; and

13.1.2 the requirements of the insurers under any such policies of insurance.

13.2 Not do anything which may invalidate any such policies of insurance.

13.3 Insure against public liability for the Tenant's business carried on at, and the Tenant's occupation of, the Premises relative to injury or death of any person; and damage to property, and exhibit to the Landlord, within 14 days of written, a copy of the policy of insurance and the receipt for the latest premium payment.

13.4 Comply with the Management Rules and Regulations (if any).

13.5 Ask its staff and those it is responsible at law to take all necessary measures (none of which will incur any cost to the Tenant) to kept the Premises and where appropriate the Building secure and lockfast at all times throughout the Duration.

13.6 Notify the Landlord of any damage caused by the Tenant or those for whom the Tenant is responsible at law to the Premises or the Building as soon as reasonably practicable after the Tenant knows of its occurrence.

13.7 Comply with all statutory, local authority, fire authority and other proper authority requirements relating to the Premises or the Tenant's occupation of the Premises.

13.8 Not make any application for planning permission relative to the Premises.

14. **LANDLORD'S OBLIGATIONS**

The Landlord shall:-

14.1 unless prevented from doing so by any act, omission or default of the Tenant or otherwise to keep and maintain throughout the period of this Lease insurance cover in respect of the Building against loss or damage by normal commercial risks (but only for so long and to the extent that the Landlord is able to obtain cover at reasonable commercial rates) and subject to such excesses, exclusions and limitations as the Landlord's insurers may

c:\nrportbl\gimanage\rogden\13653232_2.doc Page 10

impose or demand for such sum as represents the full cost of reinstatement and such insurance policy shall include adequate cover for Property Owner's Liability and Third Party Liability in relation to the Building. pay the Head Lease Rent and other payments due to the Head Landlord in terms of the Head Lease manage the Building in accordance with the principles of good estate management; to repair, maintain, and as appropriate heat, light, ventilate and keep clean and tidy, in whole or in part, the Common Parts; and comply with all statutory, local authority, fire authority and other proper authority requirements relating to the Common Parts. to keep full and accurate accounts and records of the expenditure incurred by or for the Landlord in respect of the Service Costs and the Tenant shall be entitled at reasonable intervals to attend the Landlord's main place of business or offices as advised by the Landlord to inspect such accounts and records (the Landlord being oblige to keep the same for the 2 previous years) and to make any examination or audit which the Tenant may desire at the Tenant's own costs and expenses and not more than once in any one Year. use its reasonable endeavours to keep the Building open to the Tenant 24 hours a day, 7 days a week , except when the Building, or parts of the Building, may be closed:-due to an emergency; or due to circumstances beyond the Landlord's reasonable control; or where necessary to facilitate the carrying out of maintenance or repair. the Landlord grants warrandice, subject to the other provisions of this Lease. keep insured the plant and equipment within the Building (but excluding the Laboratory Equipment) against mechanical and electrical breakdown, explosion and third party risks. RESERVED RIGHTS The following rights are reserved to the Landlord:-To enter the Premises (with or without contractors, materials and equipment) on notification to the Tenant of not less than two Working Days (except that no notice shall be required in an emergency):-to inspect the Premises or otherwise check compliance with the Tenant's Obligations; to inspect the Premises as necessary to allow the obtaining of an Energy Performance Certificate for the Building; to carry out alterations, repairs or other works to any other part of the Building; {4) to allow prospective purchasers and/or new tenants to view the Building; to carry out any works to the Premises which are otherwise a Tenant's Obligation but which the Tenant has failed to carry out provided the Landlord has first given to the Tenant not less than 2 months prior notice of the want of repair and the Tenant has failed to carry out the said works within the said 2 month period; and for all other reasonable or necessary purposes. c:\nrportbl\gimanage\rogd en\13853232_2.docPage 11

15.1.2 Free passage of utility services through the Service Media within the Premises to and from any other part of the Building.

15.1.3 Any rights reserved to the Head Landlord.

15.1.4 To alter, stop up or divert any Common Parts, subject to, where reasonably necessary, providing reasonable alternatives where appropriate.

15.1.5 To alter, extend, reduce or add extensions to the Building or add new buildings to the subjects.

15.2 In exercising any of the rights reserved under Clause 15.1 the Landlord must:-

15.2.1 cause as little interference as is reasonably practicable to the Tenant's business carried on at the Premises;

15.2.2 make good any damage caused to the Premises as soon as reasonably practicable; and

15.2.3 only take access to the Premises if there is no other reasonably practicable or economic way to exercise the relevant right, except that this restriction shall not apply to circumstances where entry is required in an emergency or due to a breach of the Tenant's Obligations.

16. **TERMINATION AND REMOVAL**

16.1 On the Expiry Date (whenever and however that happens) the Tenant shall:-

16.1.1 Return all keys to the Premises and the Building to the Landlord;

16.1.2 Remove itself from the Premises and the Building, and remove all of the Tenant's property from the Premises, making good all damage caused by either such removal.

16.1.3 Give vacant possession of the Premises to the Landlord; and

16.1.4 Leave the Premises in a condition consistent with implementation of the Tenant's Obligations.

16.2 If the Tenant does not leave the Premises in the condition required by this Clause 16, the Landlord may do all works required to put the Premises into the required condition. The costs incurred by the Landlord in carrying out such works are payable by the Tenant within 14 days of demand.

17. **IRRITANCY**

17.1 If:-

17.1.1 the Rent or any other sums payable by the Tenant under the Lease is unpaid 21 days after the due date (whether demanded or not); or

17.1.2 there is any other breach of the Tenant's Obligations; or

17.1.3 the Tenant is a company and enters into winding up or liquidation or has a receiver or an administrator or an administrative receiver appointed; or

then the Landlord shall subject to the terms of Clause 17.2 hereof, be entitled at any time thereafter to irritate this Lease.

17.2 Provided that in the case of a breach, non-observance or non-performance by the Tenant of any of its obligations contained in this Lease which are capable of being remedied (albeit late) the Landlord shall not exercise any such option of irritancy unless and until it shall first have given written notice to the Tenant specifying such breach, non-observance

c:\nrportbl\glmanage\rogden\13653232_2.doc Page 12

or non-performance and requiring the same to be remedied and intimating its intention to exercise its option of irritancy in the event of said breach, non-observance or non performance not being remedied within such period as may be stated in the notice (being such reasonable period of time as the Landlord shall stipulate in the notice as being practicable in all the circumstances, which in the case of a breach being the non-payment of rent or any other monetary sum, however, shall be specified by the Landlord as being a period of 14 days only) and the Tenant shall have failed to remedy the same within the said period. If the Landlord irritates this Lease, then this Lease will terminate, without the need for declarator, process of removal or other procedure at law. The Landlord's right of irritancy does not affect the availability of any other rights to the Landlord in relation to any breach of the Tenant's Obligations. INDEMNITY Save to the extent that such liability, loss, damage or others arise as a result of some act of default on the part of the Landlord or those for whom the Landlord is responsible at law or the Landlord is indemnified by the insurances which it has effected or would have been indemnified had it complied with its obligations in terms of this Lease, the Tenant shall indemnify the Landlord against any liability, loss or claim incurred by the Landlord arising:-Out of any breach by the Tenant of the Tenant's Obligations; or From the Tenant's activities or those of its employees, agents, visitors or others for whom the Tenant is responsible at law at the Premises. NOTICES Any notice by the Landlord to the Tenant shall be sent to the Tenant's registered office by recognised international postal services. Any such notice must be in writing and shall be deemed to be received at the expiry of 7 Working Days after posting. Any notice by the Tenant to the Landlord shall be sent to the Landlord's Head or Principal Office. Any such notices must be in writing and shall be deemed to be received at the expiry of 2 Working Days after posting if sent by recorded delivery post or on the day of delivery if served by hand with a single witness. LANDLORD'S AND HEAD LANDLORD'S REMEDIES The same rights and remedies as are available to the Head Landlord against the Landlord in terms of the Head Lease shall be available to the Landlord against the Tenant under this Lease in addition to, and without prejudice to, any rights and remedies contained in this Lease. The Tenant accepts that the Head Landlord, if it chooses to do so, shall be entitled (but not bound) to enforce the provisions of this Lease, including without prejudice to that generality those provisions which require the consent or approval of the Head Landlord to be obtained in particular circumstances, against the Tenant as if the Head Landlord was the Landlord, and this provision is inserted for the benefit of, and shall be enforceable by, the Head Landlord. EXHIBITION OF ENERGY PERFORMANCE CERTIFICATE The Landlord shall provide to the Tenant a copy of a valid current Energy Performance Certificate for the whole Building (including the Premises) as soon as reasonably practical after the Entry Date. STAMP DUTY LAND TAX CERTIFICATE c:\nrportbl\gimanage\rogden\ 13653232_2.docPage 13

If the grant of this Lease is a notifiable transaction for the purposes of stamp duty land tax, the Tenant must deliver to the Landlord within 10 Working Days of the Entry Date, the Revenue Certific ate for that transaction. TIME OF THE ESSENCE Except where provision is made in this Lease for extensions of timescales, time shall be of the essence with respect to all timescales referred to in this Lease. CONSENT TO REGISTRATION The Parties consent to the registration of this Lease for preservation and execution: IN WITNESS WHEREOF these presents consisting of this and the 13 preceding pages and the schedule and plans are subscribed as follows:-For and on behalf of GT Biologics Limited . I Signatory Lft'dn11f · t:/\/c / ;;> Full name 2o - A"1J-201 Date of Signature .A IJ cR/t · .r-v Place of Signature edWitness n \ \.)\A,L-\'2.. ((-ZO I rl I ) Full Name _J ::.JA _t{L I v...\\11L.r'1-9 1'Z.I E Address L{e &:.,( "'""'v"'-. '-J _._::, L9)" For and on behalf of The University Court of the University of Aberdeen c:r . Dlreetoic.' Company Secretary/Authorised Signatory Date of Signature 22 . 'O . I> Place of Signature Witness Full Name "f"Att. t•..s. Ofk_ c:;;, ,UN\ v<O.(S(f ( <:> Hi e_ , Address b ·"' .A6 -€,..lA&'2o+ '3h<:

THIS IS THE SCHEDULE REFERRED TO IN THE FOREGOING LEASE BETWEEN UNIVERSITY COURT OF THE UNIVERSITY OF ABERDEEN AND GT BIOLOGICS LIMITED. SCHEDULE PART 1 The Premises ALL and WHOLE those offices and laboratories forming part of the Building and shown coloured in blue on the plan marked "Plan A" annexed and executed as relative hereto, and including as part of the Premises:-the interior faces of all structural walls and columns, the whole of any non structural part of any wall both faces of which are within the bounds of the Premises, one half in thickness of any non structural part of any wall which forms a boundary of the Premises, the interior screeding, all plasterwork and wall finishes, the false ceiling (if any) and the interior face of the structural ceiling above provided the upper limit of the Premises shall not extend to anything above the said structural ceiling, any glazing, windows, doors and other entrances, (but not the exterior finishes of any rear door) frames and fittings for any of the foregoing, such water and sanitary fittings, stopcocks, cisterns and radiators, air, water, electricity, gas and other service wires, ducts and apparatus as serve solely the Premises.

Percentage allocation of Building Space

[LOGO]

SCHEDULE PART 3

Laboratory Equipment

Exclusive Equipment List 1			
None			
Non-Exclusive Equipment List 1			
Equipment Description	Location	Make/Model	Serial Number
Oven	W15/W0140	Binder FD53	08-48554
Dishwasher	W15/W0141	Miele Professional G7804	4267060
Autoclave	W15/W0142	Priorclave 230L	
Autoclave	W15/W0143	Priorclave 450L	
Centrifuge	W11/W0147	Sigma	123937
Non-Exclusive Equipment List 2			
Equipment Description	Location	Make/Model	Serial Number
Platform Shaker	W12	New Brunswick Scientific Innova 2000	1101541565
Autoclave	W15/W0139	Prestige 210002	9102751
-80 Freezer	W16/W0135	New Brunswick Scientific U570-86	1004-9155-0608
Refrigerated Centrifuge	W19/W0007	Sigma 4-16K	129084
Incubator	W19/W0003	Binder 6K15	852179
Shaking Incubator	W19/W0004	New Brunswick Scientific Innova 44R	800734737

c:\nrportbl\gimanage\vogden\13653232_2.doc Page 18

c:\nrportbllgimanage\rogden\13653232_2.docPage 19

W07
W06
W05
W03
W02
W01
W08
W04
W23
W21
W22
W20
W19
W18
W17
W11
W09
W10
W16
W15
W14
W12
W13
W24
60.75 m²
37.44 m²
63.61 m²

GT BIOLOGICS	
OSSIANIX	
ESTATES	
SHARED FACILITIES	
SIGHT SCIENCE	

Estates Section Drawing Office

BUILDING	LSI BUILDING			
DRAWING TITLE	LEASE PLAN			
JOB NO.		DRAWN	.	REV
DATE	JUN 2013	CHECKED	.	B
DRAWING NO.	LSI/LEASE 01	SCALE	1:200@A4	

1495 UNIVERSITY OF ABERDEEN

·ga LAND REGISTER Officer's ID I DateTITLE NUMBER 5067 OF SCOTLAND 201512008 ABN95000 ORDNANCE SURVEY NATIONAL GRID REFERENCE NJ9207SW 70m. Survey Scale .111250 'fht b(>ulldorlu shown b)I dolltd linea hovo !>Ctn plotted from the d11d1. Phy1laol boundorit1 wlll II• lndloolcd olttr their df llntollon on tho Ordnonco Mop, cb ---0 ...····•.. .......··\.